Exhibit 99.(t)

Power of Attorney Power of Attorney

POWER OF ATTORNEY

Closed-End Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunity Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Private Asset-Based Credit Fund

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-End Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Management Trust

Short-Term Investments Trust

(each a “Fund”)

I appoint Glenn Brightman, Adrien Deberghes and Melanie Ringold, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of each Fund, effective July 30, 2026 to:

(1) sign on my behalf any and all filings made by each Fund pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940, as amended (“1940 Act”), and the rules, regulations and interpretations thereunder, including but not limited to, Registration Statements under the 1933 Act and 1940 Act, any and all pre- and post-effective amendments thereto, any other documents to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other applicable regulatory authority and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Glenn Brightman, Adrien Deberghes and Melanie Ringold, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his or her name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments to all intents and purposes, as he/she could do if personally present. The grant shall remain in effect until terminated in writing. As of the effective date, the undersigned hereby revokes any Powers of Attorney previously granted by the undersigned with respect to each Fund concerning the filings and actions described herein. This Power of Attorney shall become invalid with respect to the undersigned trustee upon such trustee’s retirement, resignation or removal as a trustee of each Fund.

I ratify and confirm any and all acts that Glenn Brightman, Adrien Deberghes and/or Melanie Ringold lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

By:	/s/ Beth Ann Brown
Beth Ann Brown, Trustee
Date:

1

Power of Attorney Power of Attorney

POWER OF ATTORNEY

Closed-End Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunity Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Private Asset-Based Credit Fund

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-End Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Management Trust

Short-Term Investments Trust

(each a “Fund”)

I appoint Glenn Brightman, Adrien Deberghes and Melanie Ringold, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of each Fund, effective July 30, 2026 to:

(1) sign on my behalf any and all filings made by each Fund pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940, as amended (“1940 Act”), and the rules, regulations and interpretations thereunder, including but not limited to, Registration Statements under the 1933 Act and 1940 Act, any and all pre- and post-effective amendments thereto, any other documents to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other applicable regulatory authority and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Glenn Brightman, Adrien Deberghes and Melanie Ringold, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his or her name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments to all intents and purposes, as he/she could do if personally present. The grant shall remain in effect until terminated in writing. As of the effective date, the undersigned hereby revokes any Powers of Attorney previously granted by the undersigned with respect to each Fund concerning the filings and actions described herein. This Power of Attorney shall become invalid with respect to the undersigned trustee upon such trustee’s retirement, resignation or removal as a trustee of each Fund.

I ratify and confirm any and all acts that Glenn Brightman, Adrien Deberghes and/or Melanie Ringold lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

By:	/s/ Carol Deckbar
Carol Deckbar, Trustee
Date:

2

Power of Attorney Power of Attorney

POWER OF ATTORNEY

Closed-End Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunity Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Private Asset-Based Credit Fund

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-End Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Management Trust

Short-Term Investments Trust

(each a “Fund”)

I appoint Glenn Brightman, Adrien Deberghes and Melanie Ringold, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of each Fund, effective July 30, 2026 to:

(1) sign on my behalf any and all filings made by each Fund pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940, as amended (“1940 Act”), and the rules, regulations and interpretations thereunder, including but not limited to, Registration Statements under the 1933 Act and 1940 Act, any and all pre- and post-effective amendments thereto, any other documents to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other applicable regulatory authority and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Glenn Brightman, Adrien Deberghes and Melanie Ringold, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his or her name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments to all intents and purposes, as he/she could do if personally present. The grant shall remain in effect until terminated in writing. As of the effective date, the undersigned hereby revokes any Powers of Attorney previously granted by the undersigned with respect to each Fund concerning the filings and actions described herein. This Power of Attorney shall become invalid with respect to the undersigned trustee upon such trustee’s retirement, resignation or removal as a trustee of each Fund.

I ratify and confirm any and all acts that Glenn Brightman, Adrien Deberghes and/or Melanie Ringold lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

By:	/s/ Cynthia Hostetler
Cynthia Hostetler, Trustee
Date:

3

Power of Attorney Power of Attorney

POWER OF ATTORNEY

Closed-End Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunity Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Private Asset-Based Credit Fund

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-End Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Management Trust

Short-Term Investments Trust

(each a “Fund”)

I appoint Glenn Brightman, Adrien Deberghes and Melanie Ringold, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of each Fund, effective July 30, 2026 to:

(1) sign on my behalf any and all filings made by each Fund pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940, as amended (“1940 Act”), and the rules, regulations and interpretations thereunder, including but not limited to, Registration Statements under the 1933 Act and 1940 Act, any and all pre- and post-effective amendments thereto, any other documents to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other applicable regulatory authority and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Glenn Brightman, Adrien Deberghes and Melanie Ringold, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his or her name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments to all intents and purposes, as he/she could do if personally present. The grant shall remain in effect until terminated in writing. As of the effective date, the undersigned hereby revokes any Powers of Attorney previously granted by the undersigned with respect to each Fund concerning the filings and actions described herein. This Power of Attorney shall become invalid with respect to the undersigned trustee upon such trustee’s retirement, resignation or removal as a trustee of each Fund.

I ratify and confirm any and all acts that Glenn Brightman, Adrien Deberghes and/or Melanie Ringold lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

By:	/s/ Eli Jones, Trustee
Eli Jones, Trustee
Date:

4

Power of Attorney Power of Attorney

POWER OF ATTORNEY

Closed-End Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunity Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Private Asset-Based Credit Fund

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-End Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Management Trust

Short-Term Investments Trust

(each a “Fund”)

I appoint Glenn Brightman, Adrien Deberghes and Melanie Ringold, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of each Fund, effective July 30, 2026 to:

(1) sign on my behalf any and all filings made by each Fund pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940, as amended (“1940 Act”), and the rules, regulations and interpretations thereunder, including but not limited to, Registration Statements under the 1933 Act and 1940 Act, any and all pre- and post-effective amendments thereto, any other documents to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other applicable regulatory authority and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Glenn Brightman, Adrien Deberghes and Melanie Ringold, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his or her name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments to all intents and purposes, as he/she could do if personally present. The grant shall remain in effect until terminated in writing. As of the effective date, the undersigned hereby revokes any Powers of Attorney previously granted by the undersigned with respect to each Fund concerning the filings and actions described herein. This Power of Attorney shall become invalid with respect to the undersigned trustee upon such trustee’s retirement, resignation or removal as a trustee of each Fund.

I ratify and confirm any and all acts that Glenn Brightman, Adrien Deberghes and/or Melanie Ringold lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

By:	/s/ Elizabeth Krentzman
Elizabeth Krentzman, Trustee
Date:

5

Power of Attorney Power of Attorney

POWER OF ATTORNEY

Closed-End Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunity Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Private Asset-Based Credit Fund

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-End Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Management Trust

Short-Term Investments Trust

(each a “Fund”)

I appoint Glenn Brightman, Adrien Deberghes and Melanie Ringold, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of each Fund, effective July 30, 2026 to:

(1) sign on my behalf any and all filings made by each Fund pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940, as amended (“1940 Act”), and the rules, regulations and interpretations thereunder, including but not limited to, Registration Statements under the 1933 Act and 1940 Act, any and all pre- and post-effective amendments thereto, any other documents to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other applicable regulatory authority and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Glenn Brightman, Adrien Deberghes and Melanie Ringold, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his or her name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments to all intents and purposes, as he/she could do if personally present. The grant shall remain in effect until terminated in writing. As of the effective date, the undersigned hereby revokes any Powers of Attorney previously granted by the undersigned with respect to each Fund concerning the filings and actions described herein. This Power of Attorney shall become invalid with respect to the undersigned trustee upon such trustee’s retirement, resignation or removal as a trustee of each Fund.

I ratify and confirm any and all acts that Glenn Brightman, Adrien Deberghes and/or Melanie Ringold lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

By:	/s/ Jeffrey Kupor
Jeffrey Kupor, Trustee
Date:

6

Power of Attorney Power of Attorney

POWER OF ATTORNEY

Closed-End Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunity Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Private Asset-Based Credit Fund

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-End Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Management Trust

Short-Term Investments Trust

(each a “Fund”)

I appoint Glenn Brightman, Adrien Deberghes and Melanie Ringold, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of each Fund, effective July 30, 2026 to:

(1) sign on my behalf any and all filings made by each Fund pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940, as amended (“1940 Act”), and the rules, regulations and interpretations thereunder, including but not limited to, Registration Statements under the 1933 Act and 1940 Act, any and all pre- and post-effective amendments thereto, any other documents to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other applicable regulatory authority and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Glenn Brightman, Adrien Deberghes and Melanie Ringold, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his or her name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments to all intents and purposes, as he/she could do if personally present. The grant shall remain in effect until terminated in writing. As of the effective date, the undersigned hereby revokes any Powers of Attorney previously granted by the undersigned with respect to each Fund concerning the filings and actions described herein. This Power of Attorney shall become invalid with respect to the undersigned trustee upon such trustee’s retirement, resignation or removal as a trustee of each Fund.

I ratify and confirm any and all acts that Glenn Brightman, Adrien Deberghes and/or Melanie Ringold lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

By:	/s/ Anthony LaCava, Jr.
Anthony LaCava, Jr., Trustee
Date:

7

Power of Attorney Power of Attorney

POWER OF ATTORNEY

Closed-End Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunity Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Private Asset-Based Credit Fund

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-End Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Management Trust

Short-Term Investments Trust

(each a “Fund”)

I appoint Glenn Brightman, Adrien Deberghes and Melanie Ringold, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of each Fund, effective July 30, 2026 to:

(1) sign on my behalf any and all filings made by each Fund pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940, as amended (“1940 Act”), and the rules, regulations and interpretations thereunder, including but not limited to, Registration Statements under the 1933 Act and 1940 Act, any and all pre- and post-effective amendments thereto, any other documents to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other applicable regulatory authority and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Glenn Brightman, Adrien Deberghes and Melanie Ringold, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his or her name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments to all intents and purposes, as he/she could do if personally present. The grant shall remain in effect until terminated in writing. As of the effective date, the undersigned hereby revokes any Powers of Attorney previously granted by the undersigned with respect to each Fund concerning the filings and actions described herein. This Power of Attorney shall become invalid with respect to the undersigned trustee upon such trustee’s retirement, resignation or removal as a trustee of each Fund.

I ratify and confirm any and all acts that Glenn Brightman, Adrien Deberghes and/or Melanie Ringold lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

By:	/s/ James Liddy
James Liddy, Trustee
Date:

8

Power of Attorney Power of Attorney

POWER OF ATTORNEY

Closed-End Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunity Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Private Asset-Based Credit Fund

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-End Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Management Trust

Short-Term Investments Trust

(each a “Fund”)

I appoint Glenn Brightman, Adrien Deberghes and Melanie Ringold, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of each Fund, effective July 30, 2026 to:

(1) sign on my behalf any and all filings made by each Fund pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940, as amended (“1940 Act”), and the rules, regulations and interpretations thereunder, including but not limited to, Registration Statements under the 1933 Act and 1940 Act, any and all pre- and post-effective amendments thereto, any other documents to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other applicable regulatory authority and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Glenn Brightman, Adrien Deberghes and Melanie Ringold, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his or her name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments to all intents and purposes, as he/she could do if personally present. The grant shall remain in effect until terminated in writing. As of the effective date, the undersigned hereby revokes any Powers of Attorney previously granted by the undersigned with respect to each Fund concerning the filings and actions described herein. This Power of Attorney shall become invalid with respect to the undersigned trustee upon such trustee’s retirement, resignation or removal as a trustee of each Fund.

I ratify and confirm any and all acts that Glenn Brightman, Adrien Deberghes and/or Melanie Ringold lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

By:	/s/ Edward Perkin
Edward Perkin, Trustee
Date:

9

Power of Attorney Power of Attorney

POWER OF ATTORNEY

Closed-End Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunity Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Private Asset-Based Credit Fund

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-End Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Management Trust

Short-Term Investments Trust

(each a “Fund”)

I appoint Glenn Brightman, Adrien Deberghes and Melanie Ringold, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of each Fund, effective July 30, 2026 to:

(1) sign on my behalf any and all filings made by each Fund pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940, as amended (“1940 Act”), and the rules, regulations and interpretations thereunder, including but not limited to, Registration Statements under the 1933 Act and 1940 Act, any and all pre- and post-effective amendments thereto, any other documents to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other applicable regulatory authority and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Glenn Brightman, Adrien Deberghes and Melanie Ringold, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his or her name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments to all intents and purposes, as he/she could do if personally present. The grant shall remain in effect until terminated in writing. As of the effective date, the undersigned hereby revokes any Powers of Attorney previously granted by the undersigned with respect to each Fund concerning the filings and actions described herein. This Power of Attorney shall become invalid with respect to the undersigned trustee upon such trustee’s retirement, resignation or removal as a trustee of each Fund.

I ratify and confirm any and all acts that Glenn Brightman, Adrien Deberghes and/or Melanie Ringold lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

By:	/s/ Douglas Sharp
Douglas Sharp, Trustee
Date:

10

Power of Attorney Power of Attorney

POWER OF ATTORNEY

Closed-End Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunity Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Private Asset-Based Credit Fund

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-End Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Management Trust

Short-Term Investments Trust

(each a “Fund”)

I appoint Glenn Brightman, Adrien Deberghes and Melanie Ringold, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of each Fund, effective July 30, 2026 to:

(1) sign on my behalf any and all filings made by each Fund pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940, as amended (“1940 Act”), and the rules, regulations and interpretations thereunder, including but not limited to, Registration Statements under the 1933 Act and 1940 Act, any and all pre- and post-effective amendments thereto, any other documents to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other applicable regulatory authority and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Glenn Brightman, Adrien Deberghes and Melanie Ringold, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his or her name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments to all intents and purposes, as he/she could do if personally present. The grant shall remain in effect until terminated in writing. As of the effective date, the undersigned hereby revokes any Powers of Attorney previously granted by the undersigned with respect to each Fund concerning the filings and actions described herein. This Power of Attorney shall become invalid with respect to the undersigned trustee upon such trustee’s retirement, resignation or removal as a trustee of each Fund.

I ratify and confirm any and all acts that Glenn Brightman, Adrien Deberghes and/or Melanie Ringold lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

By:	/s/ Daniel Vandivort
Daniel Vandivort, Trustee
Date:

11